181930.1

               TENTH AMENDMENT TO LOAN AGREEMENT
                       AND LOAN DOCUMENTS



      This Tenth Amendment to Loan Agreement and Loan Documents (the "Agreement") is among LANCER CORPORATION, a Texas corporation (the "Borrower"), LANCER INTERNATIONAL SALES, INC., a Texas corporation ("Lancer International"), LANCER LIMITED ("Lancer Limited"), LANCER PARTNERSHIP, LTD., a Texas limited partnership (the "Partnership") and FIRST INTERSTATE BANK OF TEXAS, N.A. (the "Lender").


                        R E C I T A L S


      WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated July 24, 1991 (the "Original Loan Agreement"), the terms and provisions of which Original Loan Agreement are incorporated in this Agreement by this reference for all purposes;

      WHEREAS, the Borrower and the Lender amended the Original Loan Agreement in an Amendment to Loan Agreement and Loan Documents (the "First Amendment") dated effective May 15, 1992, in a Second Amendment to Loan Agreement and Loan Documents dated effective May 15, 1993 (the "Second Amendment"), in a Third Amendment to Loan Agreement and Loan Documents dated effective April 8, 1994 (the "Third Amendment"), in a Fourth Amendment to Loan Agreement and Loan Documents dated effective July 29, 1994 (the "Fourth Amendment"), in a Fifth Amendment to Loan Agreement and Loan Documents dated effective November 8, 1994 (the "Fifth Amendment"), in a Sixth Amendment to Loan Agreement and Loan Documents dated effective June 30, 1995 (the "Sixth Amendment"), in a Seventh Amendment to Loan Agreement and Loan Documents dated effective August 1, 1995 (the "Seventh Amendment"), in an Eighth Amendment to Loan Agreement and Loan Documents dated effective December 29, 1995 (the "Eighth Amendment"), and most recently in a Ninth Amendment to Loan Agreement and Loan Documents dated effective April 1, 1996 (the "Ninth Amendment") the terms and provisions of which First Amendment, Second Amendment, Third
Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment and Ninth Amendment are incorporated into this Agreement by this reference for all purposes (all subsequent references to the Original Loan Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and this Agreement being collectively referred to herein as the "Loan Agreement");

      WHEREAS, the Loan Agreement concerns all of the Loans from the Lender to the Borrower, including specifically, an existing
Revolving Note in the principal sum of $12,000,000.00 and a  Term
Note in the original principal sum of $5,000,000.00;

      WHEREAS, the Loans are secured by the Collateral described in the Loan Documents, which Loan Documents include, without limitation, a Security Agreement dated July 24, 1991, executed by the Borrower in favor of the Lender, which covers, in part, the Borrower's Inventory and Accounts, a Security Agreement dated effective May 15, 1992, executed by Lancer International in favor of the Lender, which covers, in part, Lancer International's Inventory and Accounts and a Security Agreement dated December 29, 1995, executed by the Borrower in favor of the Lender, which covers, in part, the Borrower's Equipment;

     WHEREAS, pursuant to an Exchange Agreement dated on or about May 1, 1996 between the Borrower and the Partnership, the Borrower agreed to transfer to the Partnership substantially all Assets (as defined in the Exchange Agreement) of the Borrower;

      WHEREAS, pursuant to a General Assignment dated on or about May 1, 1996 from the Borrower to the Partnership, the Partnership agreed to assume all obligations of the Borrower with respect to the Assets, which obligations include, without limitation, the Borrower's obligations with respect to the Loans;

      WHEREAS, the Lender has agreed to consent to the Borrower's assignment and transfer of the Assets to the Partnership upon the terms stated in this Agreement;

      WHEREAS,  the  Borrower,  the Partnership  and  the  Lender
desire,   as  evidenced  by  this  Agreement,  to  make   certain
amendments to the Loan Agreement and to ratify the continued force and effect of the Loan Documents;

       NOW, THEREFORE, in consideration of the financial accommodations extended to the Borrower and the Partnership by the Lender and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the undersigned, the Partnership, the Borrower, the Subsidiaries and the Lender agree as follows:

     1. The Lender consents to the Borrower's assignment and transfer of all Assets subject to the Loan Documents to the Partnership. The Partnership assumes all obligations of the Borrower under the Loan Agreement, including without limitation, the obligation to repay the Loans to the full extent of the Borrower's obligation to do so. Nothing herein shall release the Borrower from any of the Borrower's obligations under the Loan Agreement or the Loan Documents. All references in the Loan Documents, including without limitation, the Loan Agreement, which refer to the Borrower shall be deemed to refer to the Borrower and the Partnership from this date forward, except as the context may otherwise require.

     2. The first sentence of Section 1.1 of the Original Loan Agreement is restated as follows:

                1.1. Description of the Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties made by the Borrower and the Partnership, the Lender agrees (a) to make available to the Partnership (i) a $12,000.000.00 revolving credit as evidenced by a revolving promissory note (the "Revolving Note") in substantially the form attached hereto as Exhibit "A" and (ii) a $4,643,125.68 term credit as evidenced by a promissory note (the "Term Note") in the form attached hereto as Exhibit "E", and (b) to make available to Nueva Distribuidora Lancermex S.A. de C.V. a $2,500,000.00 term credit as evidenced by a promissory note (the "Lancermex Note") in substantially the form attached hereto as Exhibit "F".

     3.         The  following Section 1.2 of the  Original  Loan
          Agreement is restated as follows:

                1.2 Borrowing Base under the Revolving Note. Advances on the Revolving Note will be limited to an amount equal to the lesser of (a) the sum of (i) eighty percent (80%) of the Partnership's Eligible Accounts and (ii) thirty-five percent (35%) of the Partnership's
          Inventory,   or  (b)  $12,000,000.00  (the   "Borrowing
          Base"); provided; however, for purposes of calculating the Borrowing Base only, the amount included within the Partnership's Inventory shall not exceed $20,000,000.00 and the amount of foreign Accounts included within the
          Partnership's  Eligible  Accounts  shall   not   exceed
          $3,125,000.00 (excluding from this foreign Account "cap" the Insured Accounts as defined in the last
          parenthetical  phrase of the following  sentence).   As
          used   in   the  prior  sentence,  the  term  "Eligible
          Accounts" shall mean all Accounts, except for (i) Accounts owed by Subsidiaries or Affiliates of the Partnership or the Borrower, (ii) contra Accounts,
          (iii) domestic Accounts which remain unpaid after ninety (90) days from the date of invoice, (iv) those Accounts owed by any Account Debtor if more than twenty-five percent (25%) of such Account Debtor's Account remains unpaid after ninety (90) days from the date of invoice (excluding from the prior exception Accounts owed by Coca Cola USA and Coca Cola Foods and those from any foreign Account Debtors that are Coca Cola bottlers or entities in which Coca Cola has at least a twenty-five percent ownership stake to the extent the Accounts of such foreign Account Debtors are not more than sixty days past due from a maximum due date of one hundred eighty days from the date of invoice), (v) Accounts owed by any Account Debtor other than Coca-Cola to the extent such Account Debtor's Account
          exceeds  ten  percent  (10%)  of  all  Accounts,   (vi)
          Accounts of the U.S. government and its agencies which are subject to the Assignment of Claims Act, (vii) Accounts from any foreign Account Debtor to the extent
          such   foreign   Account   Debtor's   Account   exceeds
          $1,200,000.00, (viii) and Accounts from foreign Account Debtors that are not Coca-Cola bottlers or entities in which Coca-Cola has at least a twenty-five percent
          (25%)   ownership  stake  (excluding  from  this   last
          exception   only   those  specific  foreign    Accounts
          secured by letters of credit acceptable to the Lender and those insured under the First Interstate Foreign Assurance Export Program or other comparable program approved in advance and in writing by the Lender, which specific foreign Accounts are sometimes referred to herein as the "Insured Accounts"). Upon request by the Lender, and in any event within forty-five (45) days after the end of each calendar month, the Partnership
          shall   furnish  the  Lender  with  a  Borrowing   Base
          Certificate substantially in the form of Exhibit "B". The Lender may determine and redetermine the Borrowing Base as often as daily. Each determination of the Borrowing Base shall be made by the Lender in its sole discretion and as a matter of its own judgment.

     4.         Exhibits  "A", "B" and "E" attached to  the  Loan
          Agreement are replaced by Exhibits "A", and "B" and "E" attached to this Agreement.

     5. The Borrower reaffirms the representations and warranties contained in Section 3 of the Loan Agreement and the Borrower and the Partnership confirm that said representations and warranties are true and correct as of the effective date of this Agreement.

     6. The Borrower and the Partnership ratify, affirm, acknowledge and agree that the Loan Documents, and each and every document and instrument which secures payment of the Loans, represent the valid, enforceable, and collectible obligations of the parties thereto and further acknowledge that there are no existing claims, defenses, whether personal or otherwise, or rights of set-off whatsoever with respect to any of the instruments or documents described specifically or by reference in this Agreement, and the Borrower and the Partnership further acknowledge and represent that no event has occurred and no condition exists which would constitute a Default under the Loan Agreement either with or without notice or lapse of time.

     7. The Loan Documents and all other documents and instruments executed in connection with the Loans shall be governed and construed according to the laws of the State of Texas from time to time in effect, except to the extent United States federal law preempts Texas law.

     8. This Agreement shall be binding upon and inure to the benefit of the Lender, the Partnership, the Borrower and the Subsidiaries and their respective heirs, successors and assigns.

     9. Agreement for Binding Arbitration. The parties agree to be bound by the terms and provisions of the current Arbitration Program of First Interstate Bank of Texas, N.A., which is incorporated by reference herein and is acknowledged as received by the parties, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of either party.



      EXECUTED  in multiple counterparts effective as of  May  1,1996.


                              LANCER CORPORATION, a Texas
                              corporation


                              By: /s/ John P. Herbots
                                   John P. Herbots,
                                   Vice President - Finance,
                                   Treasurer and Secretary



                              LANCER PARTNERSHIP, LTD., a Texas
                              limited partnership

                              By:  Lancer Capital Corporation,
                                   a Delaware corporation,
                                   General Partner


                                   By:  /s/ John P. Herbots
                                        John P. Herbots, Vice
                                        President Finance and
                                        Administration, Chief
                                        Financial Officer,
                                        Secretary and Treasurer



                              LANCER INTERNATIONAL SALES, INC.,
                              a Texas corporation


                              By:    /s/ George F. Schroeder

                              Name:  George F. Schroeder

                              Title: President




                              LANCER LIMITED


                              By:    /s/ George F. Schroeder

                              Name:  George F. Schroeder

                              Title: President



                               FIRST  INTERSTATE BANK  OF  TEXAS,N.A.


                              By:    /s/ Scott Adams

                              Name:  Scott Adams

                              Title:  Assistant Vice President

1093-39

                   BORROWING BASE CERTIFICATE



       The undersigned, the __________________ of LANCER PARTNERSHIP, LTD., a Texas limited partnership (the "Partnership") and the ________________________ of LANCER
CORPORATION, a Texas corporation (the "Borrower") hereby certify pursuant to the Loan Agreement dated July 24, 1991, as amended by instruments dated effective May 15, 1992, May 15, 1993, April 8, 1994, July 29, 1994, November 8, 1994, June 30, 1995, August 1,
1995,  December  29,  1995,  April  1,  1996  and  May  1,  1996,
respectively,  between  the  Partnership,  the  Borrower,  Lancer
International Sales, Inc., Lancer Limited and FIRST INTERSTATE BANK OF TEXAS, N.A. (the "Lender"), that:


      (a) The representations and warranties contained in the Agreement are correct as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date);


     (b) No event has occurred and is continuing, or will result from any requested advance from the Lender, which constitutes a breach of the Agreement;


          (c)                           Cash Flow Coverage Ratio:     __________
               (not less than 1.50);


          (d)                                    Working Capital:     $_________
               (not less than $9,500,00.00);


          (e)                            Debt to Net Worth Ratio:     __________
               (not greater than 1.30);


          (f)                                  Minimum Net Worth:     $_________
               (not less than $21,000,000.00);


       (g)   The  total  amount  of  the  requested  advance   is
$________________.

     Calculation of Borrowing Base:

Domestic Accounts:                 $________________

Foreign Accounts:                  $________________

     Total Accounts:               $________________


Eligible Foreign Accounts
 (not to exceed $3,125,000,
  exclusive of the Insured
  Accounts):                       $________________


Eligible Domestic Accounts:        $________________


Total Eligible Accounts:           $________________

          (i)  Eighty percent (80%) of
                                               Eligible Accounts:     $_________



     Inventory                      $_______________

          (ii) Thirty-five percent (35%) of
             Inventory (not to
                                            exceed $7,000,000.00)     $_________


     Borrowing Base (Sum of (i) and
     (ii):                                         $_____________


     Unpaid principal balance of Revolving Note:   $(___________)


     Amount Available:                             $_____________


The  financial  information  contained  in  this  Borrowing  Base
Certificate is based upon operating results as of ______________, 199___, which is the date of the most recent information available.


     EXECUTED effective as of _____________, 199__.


                              LANCER PARTNERSHIP, LTD.,
                              a Texas limited partnership


                              By:  Lancer Capital Corporation,
                                   a Delaware corporation,
                                   General Partner



                                   By:  /s/ John P. Herbots
                                        John P. Herbots, Vice
                                        President Finance and
                                        Administration, Chief
                                        Financial Officer,
                                        Secretary and Treasurer



                              LANCER    CORPORATION,   a    Texas
                              corporation



                              By:  /s/ John P. Herbots
                                   John P. Herbots,
                                   Vice President - Finance,
                                   Treasurer and Secretary


1093-39